SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

                                -----------------

                               INSTITUTIONAL CLASS

                            DWS Equity 500 Index Fund
                      DWS International Select Equity Fund


The following information amends the last bullet under "Investment minimum" in the "Buying and Selling Institutional Class Shares" section of each fund's Institutional Class prospectus:

The minimum initial investment is waived for:

o Registered investment advisors who trade through platforms approved by the Advisor and whose client assets in the fund in the aggregate meet (or, in the Advisor's judgment, will meet within a reasonable period of time) the $1,000,000 minimum investment.











               Please Retain This Supplement for Future Reference.



November 26, 2007                                             [DWS SCUDDER LOGO]
DMF-3656                                                     Deutsche Bank Group